Exhibit 99.1

P r i v a te a n d Co nfide n tial. © 2 024 Z EO S c i e n tifi X , I n c . All r i gh t s r eserv ed.

- Global business leader, medical doctor, author, speaker and entrepreneur in the healthcare industry.
- Trailblazer in regenerative medicine and predictive analytics and has focused on turnarounds, M&A and disruptive innovations in medicine.
- Received B.A. from Yale University, M.D. from the Yale School of Medicine, M.B.A. from the Wharton School of Business, the Stanford University Directors Program and received an honorary Doctor of Science degree from TJMC.
- Founded Spiritus Therapeutics, Exotropin, LLC and Neostem , the Cura Foundation and BRM Holdings.
- Served as a member of the executive board of trustees of Sanford Health, Sanford Health's International Board and the board of trustees of the New York University Langone Medical Center as well as chairman of the board of directors of the New York University Hospital for Joint Diseases.



Robin L. Smith, M.D., MBA

NEW FRONTIER IN BEAUTY AND ANTI-AGING

Exosomes carry proteins, peptides, lipids and nucleic acids that play a vital role in renewing and rejuvenating the appearance of skin and hair.

When applied topically, through **intercellular communication**, exosomes deliver their cargo to assist with a vast array of functions to enhance the overall condition of the scalp and hair.

Exosomes provide signal to:

- Repair
- Restore
- Rejuvenate
- Replenish
- Reduce environmental stress
- Redensify
- Renew
- Regenerate



An exosome transferring from one cell to another

THE GROWING HAIR LOSS INDUSTRY


HAIR LOSS
FACTORS
Hormonal changes
Stress
Effects of the use of medicines
Diseases of the digestive system
Genetic predisposition
High and low temperature
Effects of certain hairstyles
Deficiency B, C, PP, Fe, Mg, Zn
Endocrine diseases

How many people in the U.S. are experiencing hair loss?

35 mil Men

31 mil Women

Hair Restoration Patients

358,109 surgical patients

697,372 non-surgical patients

$2.5 Billion
spent on surgical procedures

$3.5 Billion
spent on all hair loss treatments

*"**99%** of all products Being marketing are completely ineffective"*

Washington Post

2020 Practice Census Results –International Society of Hair Restoration Surgery

HAIR LOSS IS MULTIFACTORIAL


Return Anagen
Anagen
Phases of
Hair Growth
Telogen
Catagen

THE APPROACH TO REVITALIZE THE CONDITION AND APPPEARANCE OF HAIR MUST BE AS WELL

A 90-DAY PHYSICIAN FORMULATED HAIR GROW SYSTEM


ZEO
HAIR GROW
PHYSICIAN FORMULATED HAIR GROWTH SYSTEM
POWERED BY
EXOTROPIN

A UNIQUE FIRST-OF-ITS-KIND SYSTEM

A Multifactorial Approach
Combining the Synergistic & Complimentary Power of

- **Amniotic Fluid Extract Exosomes (GROWX)**
- **Adipose Derived Exosomes (eXo^3)**
- **Aloe Vera Exosomes (aloe^3)**

To Replenish and Optimize the Condition of the Scalp
and Promote the Appearance of
Thicker, Fuller Looking Hair

ZEO
HAIR GROW™
POWERED BY EXOTROPIN™

THE POTENT COMBINATION BEHIND THE ZEO HAIR GROW™ SYSTEM


Amniotic Fluid (AF)
or
PPX™ Autologous
Exosomes
eXo^3
(ASC) Exosomes
aloe^3
(Aloe) Exosomes

ZEO HAIR GROW™ includes the **potent combination of three different sources** of exosomes and added signaling molecules formulated together into a system designed to renew and replenish, making your hair look fuller, stronger and thicker.

Each exosome source has its own unique signature, creating an unmatched solution for restoring the vitality of the scalp and improving the hair's condition and appearance.

ZEO
HAIR GROW™
POWERED BY EXOTROPIN™

COMPLEMENTARY & SYNERGISTIC SECRETOMES


GROWX
Extracellular Vesicle and Protein Suspension
5mL
ZEO GROW BOOST
BY EXOTROPIN
ACCELERATOR SERUM

ZEO GROW X™ + ZEO GROW BOOST™

Amniotic Fluid Extract
+ Potent Growth Factor Booster

In Office "Induction/Stimulation" Procedure


EXO
FOLLICLE FUEL
BY EXOTROPIN
AT HOME SCALP FORTIFIER

EXO FOLLICLE FUEL™
eXo^3 Exosomes + aloe^3 Exosomes Hair & Scalp Spray

At Home Maintenance Protocol

Delivers necessary support for scalp health until next GROWX™ + GROW BOOST™ In Office procedure

The Sequential Combined Approach

- Formulated to support and maintain the environment of the scalp to promote healthy hair, and natural growth.
- Provides essential nutrients to completely nourish and hydrate the scalp and hair.
- Targeted formulations to protect the scalp and reduce factors causing environmental and mechanical stressors to the scalp and hair follicles in order to thicken and redensify hair.
- Delivering the necessary and relevant fortifying resources to replenish, strengthen and optimize the condition and appearance of the hair and scalp.

W E INVITE Y OU T O VISI T US A T BO O T H #609